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                                                                EXHIBIT 16

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August 18, 1994


Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street Northwest
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4(a), (i), (ii), (iv), (v) and
(vi) of Form 8-K of Best Buy Co., Inc. dated August 16, 1994.

Yours truly,

/s/ Deloitte & Touche LLP